================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported): July 16, 2007 (June 19, 2007)


                             GASTAR EXPLORATION LTD.
             (Exact Name of Registrant as Specified in Its Charter)

        ALBERTA, CANADA             001-32714                38-3324634
 (State or other jurisdiction      (Commission             (IRS Employer
       of incorporation)           File Number)          Identification No.)


                          1331 LAMAR STREET, SUITE 1080
                              HOUSTON, TEXAS 77010
                    (Address of principal executive offices)

                                 (713) 739-1800
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


================================================================================

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On July 16, 2007, Gastar Exploration, Ltd. (the "Company") announced that the Company's Board of Directors appointed Mr. Robert Penner to fill a vacancy on the Board of Directors and to serve on the Audit, Corporate Governance and Remuneration Committees of the Board of Directors. There are no understandings or arrangements between Mr. Penner and any other person pursuant to which Mr. Penner was selected as director of the Company. Mr. Penner does not have any family relationship with any director, executive officer or person nominated or chosen by the Company to become a director or executive officer.

     In connection with his appointment as a director of the Company, Mr. Penner was granted stock options to acquire 200,000 common shares of the Company at an exercise price of $2.19 per share. The stock options have a term of ten years, and shall equally vest over four years with the first 25% of the stock options vesting on July 9, 2008.

     In addition, the Company announced that Richard Kapuscinski had resigned as a member of the Company's Board of Directors. There was no disagreement or dispute between Mr. Kapuscinski and the Company that led to the resignation from the Board of Directors.

     The Company announced the appointment of Mr. Penner and Mr. Kapuscinksi's resignation in its July 16, 2007 press release. A copy of that press release is being furnished as Exhibit 99.1.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

      The following is a list of exhibits filed as part of this Form 8-K:

Exhibit No.                    Description of Document
-----------    -----------------------------------------------------------------
       99.1    Press release dated July 16, 2007.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           GASTAR EXPLORATION LTD.


Date:  July 16, 2007                  By:  /s/  J. RUSSELL PORTER
                                           ----------------------------------
                                           J. Russell Porter
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.                    Description of Document
-----------    -----------------------------------------------------------------
       99.1    Press release dated July 16, 2007.